UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2019

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	FIX	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM  5.07  Submission of Matters to a Vote of Security Holders.

On May 21, 2019, the Company held its 2019 Annual Meeting of Stockholders. Of the 36,901,241 shares of common stock outstanding and entitled to vote at the Annual Meeting, 34,299,110 shares were present in person or by proxy, constituting a 92.95% quorum. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.             Vote regarding the election of Darcy G. Anderson, Herman E. Bulls, Alan P. Krusi, Brian E. Lane, Pablo G. Mercado, Franklin Myers, William J. Sandbrook, James H. Schultz, Constance E. Skidmore, and Vance W. Tang as members of the Board of Directors:

Nominee	Votes For	Votes For as Percentage of Votes Cast	Votes Withheld
Darcy G. Anderson	31,845,841	97.09%	953,655
Herman E. Bulls	31,757,891	96.82%	1,041,605
Alan P. Krusi	31,826,005	97.03%	973,491
Brian E. Lane	32,635,326	99.50%	164,170
Pablo G. Mercado	32,526,387	99.17%	273,109
Franklin Myers	30,291,824	92.35%	2,507,672
William J. Sandbrook	32,770,250	99.91%	29,246
James H. Schultz	31,293,111	95.41%	1,506,385
Constance E. Skidmore	32,404,459	98.80%	395,037
Vance W. Tang	32,129,761	97.96%	669,735

There were 1,499,614 broker non-votes as to Proposal No. 1.

Proposal No. 2.             Vote regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
33,645,647	98.14%	636,909	16,554

There were no broker non-votes as to Proposal No. 2.

Proposal No. 3.             Advisory vote regarding approval of the compensation paid by the Company to its named executive officers:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
31,395,906	95.82%	1,369,188	34,402

There were 1,499,614 broker non-votes as to Proposal No. 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

	By:	/s/ Laura F. Howell
Laura F. Howell, Vice President and
General Counsel

Date: May 24, 2019